ESCROW AGREEMENT

THIS ESCROW AGREEMENT (“Agreement”) is made and entered into as of the 25th day of July, 2011, by and among JPMorgan Chase Bank, N.A., a national banking association (the “Escrow Agent”), Genesis Biopharma, Inc., a Nevada corporation (the “Company”), and Canaccord Genuity, Inc. (“Canaccord”)  on behalf of itself and Cowen and Company LLC (together with Canaccord, the “Placement Agents”).

Background

WHEREAS, the Company proposes to sell (i) an aggregate of $2,500,000 of Tranche B Senior Unsecured Convertible Notes (the “Notes”) and (ii) Tranche B Warrants to acquire up to an aggregate of 2,000,000 shares of common stock, $0.000041666 par value per share (the “Common Stock”), of the Company (the “Warrants”) (collectively with the Notes, the "Escrowed Securities") for an aggregate purchase price of $2,500,000 (the “Escrowed Funds”), all as described in that certain Securities Purchase Agreement (the “Purchase Agreement”) dated July 25, 2011 among the Company and the purchasers named therein (each a “Purchaser,” and collectively, the “Purchasers”);

WHEREAS, (i) upon the occurence of  the Trigger Date (as defined in the Notes) the Escrow Agent shall be instructed to deliver the Escrowed Securities to the Purchasers and the Escrowed Funds to the Company (the date of such delivery shall be referred to herein as the “Closing Date”), or (ii) if the Trigger Date shall not have occurred prior to November 30, 2011 (the “Termination Date”), the Escrow Agent shall be instructed to deliver the Escrowed Securities to the Company and the Escrowed Funds to the Purchasers, in each case as described herein;

WHEREAS, with respect to the Escrowed Securities and the Escrowed Funds, the Company and the Placement Agents propose to establish an escrow account with the Escrow Agent in the name of the Company at 4 New York Plaza, 21st Floor, New York, New York 10004; and

WHEREAS, upon execution of the Purchase Agreement by the Company, the Escrow Agent is willing to receive and disburse the Escrowed Securities and the Escrowed Funds in accordance herewith.  The Escrow Agent’s duties are limited to this Agreement and shall only act in accordance with the terms and conditions contained herein.

Terms

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Deposit of Escrowed Funds and Escrowed Securities.

(a)          The Company and the Placement Agents hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

(b)          The Placement Agents are hereby directed by the Company to instruct each Purchaser for the Escrowed Securities identified on Exhibit A attached hereto to wire or to deposit with the Escrow Agent immediately available funds of such Purchaser delivered in payment for the Escrowed Securities such Purchaser agrees to purchase.  Upon receipt of Escrowed Funds from each Purchaser, the Escrow Agent shall credit such Escrowed Funds to a non-interest bearing account held by the Escrow Agent.  The wire instructions to which each Purchaser shall wire or deposit such funds are set forth in the notice provision for the Escrow Agent in Section 9 to this Agreement.

(c)           The Company shall deposit with the Escrow Agent within three Business Days of the date of this Agreement, the Escrowed Securities each Purchaser agrees to purchase which shall be registered in the name of the Purchaser in the denominations indicated on Exhibit A.  Upon receipt of Escrowed Securities from the Company, the Escrow Agent shall place such Escrowed Securities in a secured vault until instructed to further distribute as provided herein.  The address for physical delivery of the Escrowed Securities is set forth in the notice provision for the Escrow Agent in Section 9 to this Agreement.

2.           Acceptance.  Upon receipt of the Escrowed Funds and the Escrowed Securities, the Escrow Agent shall acknowledge such receipt in writing (which may be via electronic mail) to the Company and the Placement Agents and shall hold and disburse the same pursuant to the terms and conditions of this Agreement.  The Escrow Agent shall have no duty to verify whether the amounts and property delivered comport with the requirements of any other agreement.

3.           List of Purchasers.  Exhibit A hereto contains the name of, the address of record, registration, the number of Escrowed Securities subscribed for by, and the subscription amount to be delivered to the Escrow Agent on behalf of each Purchaser whose funds are being deposited.  The Escrow Agent shall notify the Placement Agents and the Company of any discrepancy between the subscription amounts set forth on any list delivered pursuant to this Section 3 and the subscription amounts received by the Escrow Agent.  The Escrow Agent is authorized to revise such list to reflect the actual subscription amounts received and the release of any subscription amounts pursuant to Section 4.

4.           Distribution of Escrowed Funds and Escrowed Securities.

(a)           If the Trigger Date shall have occurred prior to the Termination Date, the Company and Canaccord shall deliver to the Escrow Agent a joint notice within two (2) Business Days of such Trigger Date, substantially in the form of Exhibit C hereto (a “Closing Notice”), designating the Escrowed Funds and Escrowed Securities which are to be distributed on the Closing Date.  The Escrow Agent, after receipt of such Closing Notice, on such Closing Date, shall pay to the Company the Escrowed Funds, by wire transfer of immediately available funds, and shall deliver to the Purchasers, within three (3) Business Days after such Closing Date, the Escrowed Securities, via overnight courier to the address indicated on Exhibit A unless otherwise  specified in such Closing Notice.

(b)           If the Trigger Date shall not have occurred prior to the Termination Date, the Company and Canaccord shall deliver to the Escrow Agent a joint notice within two (2) Business Days after such Termination Date, substantially in the form of Exhibit B hereto (a “Termination Notice”).  The Escrow Agent shall promptly after receipt of such Termination Notice, send to each Purchaser listed on the list held by the Escrow Agent pursuant to Section 3 whose total subscription amount shall not have been released pursuant to paragraph (a) of this Section 4, in the manner set forth in paragraph (c) of this Section 4, a check to the order of such Purchaser in the amount held by the Escrow Agent on behalf of such Purchaser as set forth on such list held by the Escrow Agent.  The Escrow Agent shall notify the Company and the Placement Agents of the distribution of such funds to the Purchasers.  Further, the Escrow Agent shall, upon receipt of such Termination Notice, deliver to the Company via overnight courier, within three (3) Business Days after receipt of the Termination Notice, the Escrowed Securities as set forth in the notice provision for the Company in Section 9 to this Agreement.

(c)           For the purposes of this Section 4, any check that the Escrow Agent shall be required to send to any Purchaser shall be sent to such Purchaser by first class mail, postage prepaid, at such Purchaser’s address furnished to the Escrow Agent pursuant to Section 3.

5.           Escrow Agent; Duties and Liabilities.

(a)           It is expressly understood and agreed by the parties that (i) the duties of the Escrow Agent, as herein specifically provided, are purely ministerial in nature and no duties shall be implied; (ii) the Escrow Agent shall not have any duty to deposit the Escrowed Funds and Escrowed Securities except as provided herein, (iii) the Escrow Agent shall not be responsible or liable in any manner whatsoever for, or have any duty to inquire into, the sufficiency, correctness, genuineness or validity of the notices it receives hereunder, or the identity, authority or rights of any of the parties; (iv) the Escrow Agent shall have no duties or responsibilities in connection with the Escrowed Funds and the Escrowed Securities, other than those specifically set forth in this Agreement; (v) the Escrow Agent may rely upon and shall not incur any liability in acting upon any signature, written notice, request, waiver, consent, receipt, or any other paper or document reasonably believed by the Escrow Agent to be genuine and to have been signed or sent by the proper parties, without further inquiry or investigation; (vi) the Escrow Agent may reasonably assume that any person purporting to have authority to give notices on behalf of any of the parties in accordance with the provisions hereof has been duly authorized to do so; (vii) the Escrow Agent shall incur no liability whatsoever except to the extent that a court of competent jurisdiction determines that the Escrow Agent’s fraud, willful misconduct or gross negligence was the primary cause of any loss to either the Company and/or Placement Agents; (viii) the Escrow Agent agrees that all property held by the Escrow Agent  under this Agreement shall be segregated from all other property held by the Escrow Agent and shall be identified as being held in connection with this Agreement; and (ix) upon the Escrow Agent’s performance of its obligations under Section 4 hereof, the Escrow Agent shall be relieved of all liability, responsibility and obligation with respect to the Escrowed Funds and the Escrowed Securities or arising out of or under this Agreement.  The Escrow Agent shall not be liable to either the Company and/or the Placement Agents, any beneficiary, any subscriber or other person for refraining from acting upon any instruction setting forth, claiming , containing, objecting to, or related to the transfer or distribution of the Escrowed Funds and the Escrowed Securities, or any portion thereof, unless such instruction shall have been delivered to the Escrow Agent in accordance with Section 8 below and the Escrow Agent has been able to satisfy any applicable security procedures as may be required thereunder.

(b)           The Escrow Agent shall not be under any obligation to take any legal action in connection with this Agreement or towards its enforcement or performance, or to appear in, prosecute or defend any action or legal proceeding, or to file any return, or pay or withhold any income or other tax payable with respect to any Escrowed Funds or Escrowed Securities or the disbursement thereof, any payment of or in respect of which shall constitute a Loss under Section 6 below, and the Placement Agents and the Company agree to provide to the Escrow Agent such information and documentation as the Escrow Agent may reasonably request in connection therewith.

(c)           In the event of any disagreement relating to the Escrowed Funds and the Escrowed Securities or the disbursement thereof resulting in adverse claims or demands being made in connection with the Escrowed Funds and Escrowed Securities or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Funds and Escrowed Securities, but only to the extent of the Escrowed Funds and Escrowed Securities in controversy, until the Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction regarding the proper disposition; or (ii) a joint letter of instruction from the Company and Canaccord directing delivery of the Escrowed Funds and the Escrowed Securities, in which event the Escrow Agent shall disburse the Escrowed Funds and Escrowed Securities in accordance with such order or letter.  Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that the order is final and non-appealable.  The Escrow Agent shall act on such court order and legal opinion without further question.  If a proceeding for such determination is not begun and diligently continued, the Escrow Agent may make an ex parte application, or bring any appropriate action, for leave to deposit the Escrowed Funds and Escrowed Securities in the Supreme Court of the State of New York, County of New York seeking such determination or such declaratory relief as the Escrow Agent shall deem reasonably necessary under the circumstances, and the parties each hereby irrevocably consent to the entering of such an ex parte order pursuant to all applicable laws, rules and procedures of the State of New York and such court.  The Company and the Placement Agents agree to pursue any redress or recourse in connection with any dispute between themselves without making the Escrow Agent a party to the same.  The Escrow Agent shall be reimbursed  by the Company for all of the Escrow Agent’s reasonable, documented costs and expenses of such action or proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.

(d)           The Escrow Agent does not have any interest in the Escrowed Funds and Escrowed Securities deposited hereunder and is serving as escrow agent only and having only possession thereof.  Section 5(c), Section 5(d) and Section 6 shall survive any termination of this Agreement or the resignation or removal of the Escrow Agent in accordance with Section 5(h) below except with regards to Section 7 in the event the Escrow Agent is not paid its annual administration fee.

(e)           None of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(f)           The Escrow Agent may consult with independent counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in accordance with such advice or opinion of counsel.

(g)           The Escrow Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or gross negligence on the part of any agent, attorney, custodian or nominee so appointed.

(h)           The Escrow Agent may at any time resign by giving ten (10) business days written notice of resignation to the Company and the Placement Agents.  Upon receiving such notice of resignation, the Company and the Placement Agents shall promptly appoint a successor and, upon the acceptance by the successor of such appointment, release the resigning Escrow Agent from its obligations hereunder (other than obligations and liabilities arising by reason of the prior fraud, willful misconduct or gross negligence of the Escrow Agent) by written instrument, a copy of which instrument shall be delivered to the resigning Escrow Agent and the successor.  If no successor shall have been so appointed and have accepted appointment within forty-five (45) days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor.  The Escrow Agent’s sole responsibility after such forty-five (45) day notice period expires shall be to hold the Escrowed Funds and Escrowed Securities and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions or a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent’s obligations hereunder shall cease and terminate.

The Company and Canaccord, by issuing a joint written instruction to the Escrow Agent, shall have the right to terminate the appointment of the Escrow Agent.  Such joint written instruction which shall specify the date upon which such termination shall take effect.   Thereafter, the Escrow Agent shall have no further obligation hereunder (other than obligations and liabilities arising by reason of the prior fraud, willful misconduct or gross negligence of the Escrow Agent) except to hold the Escrowed Funds and Escrowed Securities as depository.   The Company and the Placement Agents agree that in the event of such termination, they will cooperate with each other to jointly appoint a banking corporation, trust company or attorney as successor Escrow Agent.   The Escrow Agent shall refrain from taking any action pursuant to this paragraph until receiving written instructions jointly signed by the Company and Canaccord designating the successor Escrow Agent.

(i)           Any partnership or other similar entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any partnership, corporation or other similar entity resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any partnership, corporation or other similar entity succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(j)           No printed or other matter in any language which mentions the Escrow Agent’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties’ behalf unless the Escrow Agent shall first have given its specific written consent thereto.  The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Purchase Agreement.

6.           Indemnification of Escrow Agent.  The Company hereby agrees to indemnify and hold the Escrow Agent harmless from any and all liabilities, obligations, damages, losses, claims, encumbrances, costs or expenses (including reasonable attorneys’ fees and expenses) (any or all of the foregoing herein referred to as a “Loss”) arising hereunder or under or with respect to the Escrowed Funds and Escrowed Securities, except for Losses resulting from (a) fraud, willful misconduct or gross negligence of the Escrow Agent as finally adjudicated by a court of competent jurisdiction, or (b) its following any instructions or other directions from the Company and Canaccord, to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof.  If any such action shall be brought against the Escrow Agent, it shall notify the Company. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect, incidental, punitive, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or the removal of the Escrow Agent or the termination of this Agreement.

7.           Fees. The Company agrees to pay the Escrow Agent the fees indicated on Schedule 3, which shall be paid at closing out of the Escrowed Funds and Escrowed Securities.

8.           Security Procedures.  Notwithstanding anything to the contrary as set forth in Section 9, any instructions setting forth, containing, or in any way related to the transfer or distribution of funds, including but not limited to any such funds transfer instructions that may otherwise be set forth in a written instruction permitted pursuant to Section 4 of this Agreement, may be given to the Escrow Agent only by confirmed facsimile and no instruction for or related to the transfer or distribution of the Escrowed Funds and Escrowed Securities, or any portion thereof, shall be deemed delivered and effective unless the Escrow Agent actually shall have received such instruction by facsimile at the number provided to the Parties by the Escrow Agent in accordance with Section 9 and as further evidenced by a confirmed transmittal to that number.

In the event funds transfer instructions are given in writing by telecopier the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The individuals authorized to give and confirm any instructions may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 2, the Escrow Agent is hereby authorized both to receive written instructions from and seek confirmation of such instructions by telephone call-back to any one or more of the Company’s or Canaccord’s executive officers (“Executive Officers”), as the Escrow Agent may select. Such Executive Officer shall deliver to the Escrow Agent a fully executed Incumbency Certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company or the Placement Agents to identify (a) the beneficiary, (b) the beneficiary’s bank, or (c) an intermediary bank. The Escrow Agent may apply any of the Escrowed Funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated. The parties to this Agreement acknowledge that these security procedures are commercially reasonable.  All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer, which shall be an individual who is designated to give funds transfer instructions as designated in Schedule 2.

Company acknowledged that the Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to Company under this Agreement without a verifying call-back as set forth above:

Bank Name:	Wells Fargo
10920 WILSHIRE BLVD,
LOS ANGELES, CA 90024
Tel: 310-550-2404
ABA Number.:	121000248
For benefit of Genesis Biopharma Inc.
Account Number:	3113884161

9.           Notices.  Any notice or demand desired or required to be given hereunder shall be in writing and deemed to be given when sent by facsimile transmission with receipt confirmed to the telephone number below and the receiving party had had a reasonable time to act upon such confirmation:

a.	If to the Escrow Agent, to:

JPMorgan Chase Bank, N.A.
Escrow Services
4 New York Plaza, 21st Floor
New York, NY 10004
Facsimile: (212) 623-6168
Attention: Shari Byer/Debbie DeMarco

with wire transfers to:

JPMorgan Chase Bank
ABA # 021000021
Account No.: 728802101
Account Name: Genesis Biopharma subscription

b.	If to the Company, to:

Genesis Biopharma, Inc.
11500 Olympic Boulevard, Suite 400
Los Angeles, CA 90064
Telephone No.: (866) 963-2220
Attention: Anthony Cataldo

c.	If to the Placement Agents, to:

Canaccord Genuity Inc.
99 High Street, 12th Floor
Boston, MA 02110
Telephone No.: (617) 788-1554
Facsimile No.: (617) 788-1553
Attention: Jennifer Pardi

or to such other address or account information as hereafter shall be designated in writing by the applicable party to the other parties hereto.  Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to this section, such communications shall be deemed to have been given on the date received by the Escrow Agent.  In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate.  For the purposes of this section, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth in this section is authorized or required by law or executive order to remain closed.

10.           Entire Agreement.  This Agreement and any exhibits and schedules hereto constitute the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersede all negotiations, preliminary agreements and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof. Any exhibits and schedules hereto are hereby incorporated into and made a part of this Agreement.

11.           Amendments.  Except for changes to the funds transfer instructions as provided in Section 8, no amendment, waiver, change or modification of any of the terms, provisions or conditions of this Agreement shall be effective unless made in writing and signed by all parties or by their duly authorized agents.  Waiver of any provision of this Agreement shall not be deemed a waiver of future compliance therewith and such provision shall remain in full force and effect.

12.           Severability.  In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be affected thereby and shall continue to be valid and enforceable.

13.           Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.  To the extent that in any jurisdiction either Company and/or Placement Agents may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution attachment (before or after judgment), or other legal process, Company and/or Placement Agents shall not claim, and it hereby irrevocably waives, such immunity.

14.           Submission to Jurisdiction.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF.  EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY, AT ITS ADDRESS SPECIFIED HEREIN.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.  THE ESCROW AGENT, COMPANY AND PLACEMENT AGENTS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT OR JUDICIAL PROCEEDING ARISING OR RELATING TO THIS AGREEMENT.

15.           Headings and Captions.  The titles or captions of paragraphs in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions.

16.           Gender and Number.  Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context.

17.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  Facsimiles may also be deemed originals for the purpose of this Agreement.

18.           Binding Effect on Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns, and the subscribers of the Escrowed Securities.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto (and their respective legal representatives, heirs, successors and assigns), any rights, remedies, obligations or liabilities.

19.           Account Opening Information.  Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires the Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it.  Accordingly, the parties acknowledge that Section 326 of the USA PATRIOT Act and the Escrow Agent’s identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the parties identity including without limitation name, address and organizational documents (“identifying information”). The parties agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

20.           Force Majeure.  In the event that any party or the Escrow Agent is unable to perform its obligations under the terms of this Agreement because of acts of God, war, terrorism, fire, floods, electrical outages, strikes, equipment or transmission failure or damage reasonably beyond its control, or other cause reasonably beyond its control, the Escrow Agent shall not be liable for damages to the other parties for any damages resulting from such failure to perform otherwise from such causes.  Performance under this Agreement shall resume when the Escrow Agent is able to perform substantially.

21.           Compliance with Court Orders.  In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, entity, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

22.           Termination.  Upon delivery of the Escrowed Funds and the Escrowed Securities pursuant to Section 4 hereof, by the Escrow Agent, this Agreement shall terminate, subject to the provisions of Section 6 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first above written.

ESCROW AGENT:	COMPANY:

JPMORGAN CHASE BANK, N.A.	GENESIS BIOPHARMA INC.

By:	By:
Name: Debbie DeMarco	Name:
Title: Vice President	Title:

PLACEMENT AGENTS:

CANACCORD GENUITY, INC. (On behalf of itself and Cowen and Company LLC)

By:
Name:
Title:

EXHIBIT A

SUMMARY OF ESCROWED FUNDS AND ESCROWED SECURITIES TO BE RECEIVED

Purchaser Name and Address	Registration on Escrow Securities	# of Notes	# of Warrants	Subscription Amount

EXHIBIT B

FORM OF TERMINATION NOTICE

[______________, ____]

Via Fax (212) 623-6168

JPMorgan Chase Bank, N.A.
Escrow Services
4 New York Plaza, 21st Floor
New York, NY 10004
Attention: Shari Byer/Debbie DeMarco

Dear Sir or Madam:

Pursuant to Section 4(c) of the Escrow Agreement dated as of July 25, 2011 (the “Escrow Agreement”) by and among the Company, Canaccord Genuity,. Inc., for itself and as representative of Cowen and Company LLC, and you, the Company hereby notifies you of the termination of the offering of the Escrowed Securities and Escrowed Funds and directs you to make payments to the Purchasers of the Escrowed Securities and to deliver to the Company the Escrow Securities as provided for in Section 4(b) of the Escrow Agreement.

Very truly yours,

GENESIS BIOPHARMA, INC.

By:
Name:
Title:

CANACCORD GENUITY, INC.
(On behalf of itself and Cowen and Company LLC)

By:
Name:
Title:

B-2

EXHIBIT C

FORM OF CLOSING NOTICE
[___], 2011

Via Fax (212) 623-6168
JPMorgan Chase Bank, N.A.
Escrow Services
4 New York Plaza, 21st Floor
New York, NY 10004
Attention: Shari Byer/Debbie DeMarco

Dear Sir or Madam:

Pursuant to Section 4(a) of the Escrow Agreement dated as of July 25, 2011 (the “Escrow Agreement”), by and among Canaccord Genuity,. Inc., for itself and as representative of Cowen and Company LLC (the “Placement Agents”), Genesis Biopharma Inc. (the “Company”) and you, the Company hereby certifies that it has received subscriptions for the Escrowed Securities  (as that term is defined in the Escrow Agreement) in the aggregate amount of $[_________] The names of the Purchasers, the number of Escrowed Securities subscribed for by each of such Purchasers and the related subscription amounts are set forth on Schedule A annexed hereto.

Please accept these instructions as standing instructions for the closing to be held on the Closing Date.  The parties hereto certify that these instructions may be transmitted to you via facsimile.

We hereby request that the aggregate amount of $[_______] be paid as follows:

1.  To the Company, $[_______], pursuant to the following wire transfer instructions:

Bank Name:	Wells Fargo
10920 WILSHIRE BLVD,
LOS ANGELES, CA 90024
Tel:
ABA Number.:
For benefit of Genesis Biopharma Inc.
Account Number:

2.  To JPMorgan Chase Bank, N.A. as Escrow Agent, $5,000, pursuant to the following wire transfer instructions:

Bank:  JPMorgan Chase Bank, N.A.
ABA Number:
Account Number:
Account Name:  WSS Global Fee Billing
Ref:  Genesis Biopharma, Inc.

The Escrow Agent is also instructed to deliver the Escrow Securities to the Purchasers via overnight courier to the addresses indicated on Exhibit A unless otherwise instructed below.

These instructions may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Very truly yours,

GENESIS BIOPHARMA, INC.

By:
Name:
Title:

CANACCORD GENUITY, INC.
(On behalf of itself and Cowen and Company LLC)

By:
Name:
Title:

C-2

SCHEDULE A

SCHEDULE 1

[Reserved]

SCHEDULE 2

Telephone Number(s) for Person(s)
Designated to Give and Confirm Funds Transfer Instructions

Company:

	Name	Telephone Number	Signature Specimen

1.	Anthony Cataldo

2.	Michael Handelman

Canaccord:

	Name	Telephone Number	Signature Specimen

1.	Jennifer Pardi

2.	Eugene Rozelman

All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer.

Periodically, you may issue payment orders to us to transfer funds by federal funds wire.  We review the orders to determine compliance with the governing documentation and to confirm signature by the appropriate party, in accordance with the above list.  Bank policy requires that, where practicable, we undertake callbacks to a party other than the individual who signed the payment order to verify the authenticity of the payment order.

Inasmuch as you are the only employee in your office who can confirm wire transfers, we will call you to confirm any federal funds wire transfer payment order purportedly issued by you.  Your continued issuance of payment orders to us and confirmation in accordance with this procedure will constitute your agreement (1) to the callback security procedure outlined herein and (2) that the security procedure outlined herein constitutes a commercially reasonable method of verifying the authenticity of payment orders. Moreover, you agree to accept any risk associated with a deviation from this bank policy.

SCHEDULE 3

Based upon our current understanding of your proposed transaction, our fee proposal is as follows:

Account Acceptance Fee	$ waived

Encompassing review, negotiation and execution of governing documentation, opening of the account, and completion of all due diligence documentation.  Payable upon closing.

Annual Administration Fee	$5,000.00

The Administration Fee covers our usual and customary ministerial duties, including record keeping, distributions, document compliance and such other duties and responsibilities expressly set forth in the governing documents for each transaction.  Payable upon closing and annually in advance thereafter, without pro-ration for partial years.

Extraordinary Services and Out-of Pocket Expenses

Any additional services beyond our standard services as specified above, and all reasonable out-of-pocket expenses including attorney’s or accountant’s fees and expenses will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at the Bank's then standard rate.  Disbursements, receipts, investments or tax reporting exceeding 25 items per year may be treated as extraordinary services thereby incurring additional charges. The Escrow Agent may impose, charge, pass-through and modify fees and/or charges for any account established and services provided by the Escrow Agent, including but not limited to, transaction, maintenance, balance-deficiency, and service fees and other charges, including those levied by any governmental authority.

Disclosure & Assumptions

Please note that the fees quoted are based on a review of the transaction documents provided and an internal due diligence review. JPMorgan reserves the right to revise, modify, change and supplement the fees quoted herein if the assumptions underlying the activity in the account, level of balances, market volatility or conditions or other factors change from those used to set our fees.